Exhibit 99.2

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 26, 2009, among FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation (the “Company”), ASSURED GUARANTY LTD., a Bermuda company (the “Guarantor”) and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of November 22, 2006 (the “Indenture”) pursuant to which the Company has issued $300,000,000 aggregate principal amount of its Junior Subordinated Debentures, Seroes 2006-1 (collectively, the “Securities”)

WHEREAS, Section 9.01(2) of the Indenture provides that the Trustee and the Company may execute a supplemental indenture without the consent of the holders of the Securities (the “Holders”) to, among other things, make any modifications or amendments that do not, in the good faith opinion of the Company, adversely affect the interests of the Holders in any material respect;

WHEREAS, the Guarantor intends to guarantee the Securities issued under the Indenture and become a party to the Indenture through the execution of this Supplemental Indenture;

WHEREAS, the amendments herein do not adversely affect the interests of the Holders in any material respects;

WHEREAS, all things necessary to make the Guarantor’s guarantee to be the effective and valid obligation of the Guarantor have been done; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as set forth below:

ARTICLE I

DEFINITIONS

Section 1.01.                             Incorporated Definitions.  Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Indenture.

Section 1.02.                             New Definitions.  The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Supplemental Indenture shall have the respective meanings specified in this Section.

“Additional Amounts” means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Guarantor in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

“Additional Interest” means the interest, if any, that shall accrue on any interest on the Securities the payment of which has not been made when due and which shall accrue, to the extent permitted by law, at the rate per annum in effect on the Securities from the applicable Interest Payment Date, compounded on each subsequent Interest Payment Date until paid in accordance with Section 8 of the form of the Securities.

“Assured Guaranty Trusts” means, collectively, Assured Guaranty Capital Trust I and Assured Guaranty Capital Trust II, each a statutory business trust formed under the laws of the State of Delaware, or any other similar trust created to issue Trust Securities and to use the proceeds from the sale thereof to purchase subordinated securities of the Guarantor or an Affiliate of the Guarantor.

“Capitalized Lease Obligation” means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

“Guarantee” means the unconditional guarantee of the payment of the Principal of, any interest on, and any Additional Amounts with respect to the Securities by the Guarantor, as more fully set forth in Article II of this Supplemental Indenture.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this Supplemental Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Supplemental Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Guarantor’s Officer’s Certificate” means a certificate signed by the President, the Chief Financial Officer, the General Counsel, the Chief Accounting Officer, any Vice President, the Treasurer or the Secretary of the Guarantor, that complies with the requirements of Section 314(e) of the Trustee Indenture Act and is delivered to the Trustee.

“Guarantor Senior Indebtedness” means all Indebtedness of the Guarantor outstanding at any time, except (a) the Guarantor’s obligations under the Guarantee, (b) Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is subordinated to or pari passu with the Guarantor’s obligations under the Guarantee, (c) Indebtedness of the Guarantor to an Affiliate of the Guarantor, (d) interest accruing after the filing of a petition initiating any proceeding relating to the Guarantor with respect to a decree or order (i) for relief in respect of the Guarantor in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law or (ii) adjudging the Guarantor to be insolvent, or approving a petition seeking reorganization (other than a reorganization under a foreign law that does not relate to insolvency), arrangement, adjustment or composition of the Guarantor unless such interest is an allowed claim enforceable against the Guarantor in a proceeding under federal or state bankruptcy laws, (e) trade accounts payable, (f) the Guarantor’s obligations under a guarantee in respect of any securities initially issued to (x) any Assured Guaranty Trust or (y) any trust, partnership or other entity affiliated with the Guarantor which is a financing vehicle of the Guarantor or any Affiliate of the Guarantor in

connection with the issuance by such entity of preferred securities or other securities which are similar to preferred securities that are guaranteed by the Guarantor pursuant to an instrument that ranks pari passu with or junior in right of payment to the Preferred Securities Guarantees. and (g) all Preferred Securities Guarantees and all guarantees similar to the Preferred Securities Guarantees issued by the Guarantor on behalf of holders of preferred securities of an Assured Guaranty Trust or other securities similar to preferred securities issued by any trust, partnership or other entity affiliated with the Guarantor which is a financing vehicle of the Guarantor or any Affiliate of the Guarantor.

“Indebtedness” means, with respect to any Person, (i) the Principal of and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any mortgage, pledge, lien, security interest or other encumbrance on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through (vi) above.

“Interest Payment Date” means a Monthly Interest Payment Date or a Semi-Annual Interest Payment Date, as the case may be.

“Monthly Interest Payment Date” has the meaning set forth in Section 5 of the form of the Securities.

“Preferred Securities Guarantee” means the guarantee by Assured Guaranty Ltd., in its capacity as guarantor with respect to the preferred securities of an Assured Guaranty Trust, of distributions on such preferred securities to the extent provided in the guarantee agreement with respect to such preferred securities.

“Semi-Annual Interest Payment Date” has the meaning set forth in Section 5 of the form of the Securities.

“Trust Securities,” with respect to any Assured Guaranty Trust, means, collectively, the common securities and preferred securities issued by such Assured Guaranty Trust.

ARTICLE II

Guarantee and Indemnity

Section 2.01        The Guarantee.

The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any interest (including any Additional Interest) on, and any Additional Amounts with respect to, such Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture.  In case of the failure of the Company punctually to pay any such principal, interest (including any Additional Interest) or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

Section 2.02        Net Payments.

All payments of principal of, interest (including any Additional Interest) and any other amounts on, or in respect of, the Securities shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda (a “taxing jurisdiction”) or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof). If a withholding or deduction at source is required, the Guarantor shall, subject to certain limitations and exceptions set forth below, pay to the Holder of any such Security such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security and the Indenture to be then due and payable; provided, however, that the Guarantor shall not be required to make payment of such Additional Amounts for or on account of:

(1)                                  any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof or otherwise had some connection with the relevant taxing jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Security; (B) presented such Security for payment in the relevant taxing jurisdiction or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere; or (C) presented such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days;

(2)                                  any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)                                  any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security to comply with any reasonable request by the Guarantor addressed to the Holder within 90 days of such request (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(4)                                  any combination of items (1), (2) and (3); nor shall Additional Amounts be paid with respect to any payment of the principal of, or interest or any other amounts on, any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

Whenever in this Supplemental Indenture there is mentioned, in any context, the payment of the principal of, or interest or any other amounts on, or in respect of, any Security or the net proceeds received on the sale or exchange of any Security, such mention shall be deemed to include mention of the payment of Additional Amounts established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made. Except as otherwise provided in or pursuant to this Supplemental Indenture or the Securities, at least 10 days prior to the first Interest Payment Date after the date hereof, and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Guarantor’s Officer’s Certificate, the Guarantor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Guarantor’s Officer’s Certificate instructing the Trustee and such Paying Agent or

Paying Agents whether such payment of principal of, interest or any other amounts on the Securities shall be made to Holders of Securities without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 2.02.  If any such withholding shall be required, then such Guarantor’s Officer’s Certificate shall specify by taxing jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section 2.02.  The Company and the Guarantor, jointly and severally, covenant to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor’s Officer’s Certificate furnished pursuant to this Section 2.02.

Section 2.03           Guarantee Unconditional, etc.

The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Supplemental Indenture, any failure to enforce the provisions of any Security or this Supplemental Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.  The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities and the complete performance of all other obligations contained in the Securities. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.02 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

Section 2.04        Reinstatement.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or otherwise.

Section 2.05        Subrogation.

The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest (including any Additional Interest) on, and any Additional Amounts with respect to, all Securities shall have been paid in full.

Section 2.06        Indemnity.

As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Supplemental Indenture, the Securities but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Security) not recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand.  This indemnity constitutes a separate and independent obligation from the other obligations in this Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Security.

Section 2.08.     Release of Guarantor from Guarantee.

(a)                                  Notwithstanding any other provisions of this Supplemental Indenture, the Guarantee of the Guarantor may be released upon the terms and subject to the conditions set forth in this Section 2.08.  Provided that no Default shall have occurred and shall be continuing under the Indenture, the Guarantee of the Guarantor shall be unconditionally released and discharged automatically upon (A) any sale, exchange or transfer, whether by way of merger or otherwise, to any Person that is not an Affiliate of the Guarantor, of all of the Guarantor’s direct or indirect equity interests in the Issuer (provided such sale, exchange or transfer is not prohibited by this Supplemental Indenture) or (B)  the liquidation and dissolution of the Issuer (to the extent not prohibited by the Indenture).

(b)                                 The Trustee shall deliver an appropriate instrument evidencing any release of the Guarantee upon receipt of a written request of the Guarantor accompanied by an Guarantor’s Certificate and an Opinion of Counsel to the effect that the Guarantor is entitled to such release in accordance with the provisions of this Supplemental Indenture.

ARTICLE III

SUBORDINATION OF GUARANTEE

Section 3.01                                Agreement to Subordinate Guarantee.

The Guarantor covenants and agrees, and each Holder of Securities, by such Holder’s acceptance thereof likewise covenants and agrees, that all Securities shall be subject to the provisions of this Article III; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

The payment by the Guarantor pursuant to the Guarantee of the principal of, any interest (including any Additional Interest) on, and any Additional Amounts with respect to the Securities shall, to the extent and in the manner hereinafter set forth, be subordinate in right of payment to the prior payment in full of all Guarantor Senior Indebtedness, whether outstanding at the date of this Supplemental Indenture or thereafter incurred.

No provision of this Article III shall prevent the occurrence of any default or Event of Default under the Indenture.

Section 3.02        Default on Guarantor Senior Indebtedness.

In the event and during the continuation of any default by the Guarantor in the payment of principal, interest (including any Additional Interest) or any other amount due on any Guarantor Senior Indebtedness, or in the event that the maturity of any Guarantor Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Guarantor pursuant to the Guarantee with respect to the principal (including redemption payments) of, any interest (including any Additional Interest) on, or any Additional Amounts with respect to, the Securities.

In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 3.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of such Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Guarantor Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Guarantor Senior Indebtedness.

Section 3.03        Liquidation; Dissolution; Bankruptcy.

Upon any payment by the Guarantor or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Guarantor, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Guarantor Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Guarantor pursuant to the Guarantee on account of the principal of, premium or interest (including any Additional Interest) on, or Additional Amounts with respect to, the Securities; and upon any such dissolution, winding-up, liquidation or reorganization, or in any such bankruptcy, insolvency, receivership or other proceeding, any payment by the Guarantor, or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled to receive from the Guarantor, except for the provisions of this Article III, shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Supplemental Indenture if received by them or it, directly to the holders of such Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders, as calculated by the Guarantor) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Guarantor Senior Indebtedness in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of such Guarantor Senior Indebtedness, before any payment or distribution is made pursuant to the Guarantee to the Holders of the Securities or to the Trustee.

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Guarantor pursuant to the Guarantee of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all such Guarantor Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Guarantor Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Guarantor, for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid to the extent necessary to pay such Guarantor Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Guarantor Senior Indebtedness.

For purposes of this Article III, the words “cash, property or securities” shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article III with respect to the Guarantee to the payment of all Guarantor Senior Indebtedness with respect to the Securities that may at the time be outstanding, provided that (i) such Guarantor Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Guarantor Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.  The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Sections 4.01 and 4.02 of this Supplemental Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 3.03 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Sections 4.01 and 4.02 of this Supplemental Indenture. Nothing in Section 3.02 or in this Section 3.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of the Indenture.

Section 3.04        Subrogation.

Subject to the payment in full of all Guarantor Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor applicable to such Guarantor Senior Indebtedness until the principal of, any interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article III, and no payment over pursuant to the provisions of this Article III to or for the benefit of the holders of such Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Article III are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Guarantor Senior Indebtedness on the other hand.

Nothing contained in this Article III or elsewhere in this Supplemental Indenture is intended to or shall impair, as between the Guarantor, its creditors other than the holders of Guarantor Senior Indebtedness, and the Holders of the Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities pursuant to the Guarantee the principal of, any interest (including any Additional Interest) on, and any Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor, other than the holders of such Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article III of the holders of such Guarantor Senior Indebtedness in respect of cash, property or securities of the Guarantor, as the case may be, received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Guarantor referred to in this Article III, the Trustee, subject to the provisions of Article VI of the Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article III.

Section 3.05        Trustee to Effectuate Subordination.

Each Holder of Securities by such Holder’s acceptance thereof authorizes and directs the Trustee on such Holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article III and appoints the Trustee such Holder’s attorney-in-fact for any and all such purposes.

Section 3.06        Notice by the Guarantor.

The Guarantor shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Guarantor that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article III.  Notwithstanding the provisions of this Article III or any other provision of this Supplemental Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article III, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Guarantor or a holder or holders of Guarantor Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of the Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 3.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment pursuant to the Guarantee of the principal of, any interest (including any Additional Interest) on, or any Additional Amounts with respect to, any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

The Trustee, subject to the provisions of Article VI of the Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article III, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article III, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Upon any payment or distribution of assets of the Guarantor referred to in this Article III, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article III.

Section 3.07        Rights of the Trustee; Holders of Guarantor Senior Indebtedness.

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article III in respect of any Guarantor Senior Indebtedness at any time held by it, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Supplemental Indenture shall deprive the Trustee of any of its rights as such holder.

With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article III, and no implied covenants or obligations with respect to the holders of such Guarantor Senior Indebtedness shall be read into this Supplemental Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Guarantor Senior Indebtedness and, subject to the provisions of Article VI of the Indenture, the Trustee shall not be liable to any holder of such Guarantor Senior Indebtedness if it shall mistakenly or otherwise pay over or deliver to Holders of the Securities, the Guarantor or any other Person money or assets to which any holder of such Guarantor Senior Indebtedness shall be entitled by virtue of this Article III or otherwise.

Nothing in this Article III shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

Section 3.08        Subordination May Not Be Impaired.

No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Supplemental Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article III or the obligations hereunder of the Holders of the Securities to the holders of such Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner such Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Guarantor Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person.

ARTICLE IV

CONSOLIDATION, AMALGAMATION, MERGER AND SALES

Section 4.01.                             Guarantor May Consolidate, Etc., Only on Certain Terms.

The Guarantor shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Guarantor), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Guarantor), and the Guarantor shall not permit any other Person (whether or not affiliated with the Guarantor) to consolidate or amalgamate with or merge into the Guarantor or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Guarantor; unless:

(1)           in case the Guarantor shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or amalgamation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda, or any other country which is on the date of this Supplemental Indenture a member of the Organization for Economic Cooperation and Development, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Company and delivered to the Trustee the due and punctual payment of the Principal of, any interest on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Securities on the part of the Guarantor to be performed or observed;

(2)           immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(3)           either the Guarantor or the successor Person shall have delivered to the Trustee a Guarantor’s Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture are authorized and comply with the Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 4.02.                             Successor Person Substituted for Guarantor.

Upon any consolidation or amalgamation by the Guarantor with or merger of the Guarantor into any other Person or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 3.01, the successor Person formed by such consolidation or amalgamation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under the Indenture (as amended by this Supplemental Indenture) with the same effect as if such successor Person had been named as the Guarantor herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under the Indenture (as amended by this Supplemental Indenture) and the Securities.

ARTICLE V

MISCELLANEOUS

Section 5.01.                             Ratification of Indenture; Supplemental Indenture Part of Indenture.

Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 5.02.                             Incorporators, Stockholders, Officers and Directors of Guarantor Exempt from Individual Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Supplemental Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Guarantor or of any successor, either directly or through the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the execution of this Supplemental Indenture.

Section 5.03.                             Provisions of Supplemental Indenture for the Sole Benefit of Parties and Holders.

Nothing in this Supplemental Indenture or in the Indenture or Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Supplemental Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

Section 5.04.                             Successors and Assigns of Company Bound by Supplemental Indenture.

All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or in behalf of the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 5.05.                             Notices and Demands on Guarantor.

Any notice or demand which by any provision of this Supplemental Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Guarantor may be given or served by being sent by registered mail (except as otherwise specifically provided herein) addressed (until another address of the Guarantor is filed by the Guarantor with the Trustee) to Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, Attention: General Counsel.

Section 5.06.                             New York Law to Govern.

This Supplemental Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

Section 5.07.                             Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 5.08.                             Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.09.                             Judgment Currency.

The Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the Principal of, or interest, if any, or Additional Amounts on the Securities (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, “New York Banking Day” means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

SECTION 5.10.                 Submission to Jurisdiction.

The Guarantor agrees that any judicial proceedings instituted in relation to any matter arising under this Supplemental Indenture, the Indenture or the Securities may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Supplemental Indenture, the Guarantor hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgement rendered in such proceeding.  The Guarantor also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgement, attachment in the aid of execution, execution or otherwise) in respect of this Supplemental Indenture.  The Guarantor hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Supplemental Indenture and the Indenture Assured Guaranty Corp., 31 West 52nd Street, New York, New York 10019, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to James M. Michener, General Counsel and Secretary, Assured Guaranty Ltd., 30 Woodbourne Avenue, Hamilton, HM 08, Bermuda) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Guarantor to be effective and binding service on it in every respect whether or not the Guarantor shall then be doing or shall have at any time done business in New York.  Such appointment shall be irrevocable so long as any of the Securities or the respective obligations of the Guarantor hereunder remain outstanding, or until the appointment of a successor by the Guarantor and such successor’s acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee of the name and address of such successor. The Guarantor further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said Assured Guaranty Corp. in full force and effect so long as any of the Securities or the obligations of the Guarantor hereunder shall be outstanding.  The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company or the Guarantor in the courts of any other jurisdiction or jurisdictions.

Section 5.11       Waiver of Jury Trial.

EACH OF THE COMPANY, THE GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 5.12.                             Trustee.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.  The recitals herein are deemed to be those of the Company and the Guarantor and not of the Trustee.

[Remainder of page intentionally left blank; signatures appear on next page]

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed. all as of the date first above written.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD., as Issuer

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel and Secretary

ASSURED GUARANTY LTD.,
as Guarantor

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel and Secretary

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Franca M. Ferrera
Name: Franca M. Ferrera
Title: Senior Associate